UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2022

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware		73-1564280
(State or other jurisdiction of incorporation or organization)	Commission File No.: 0-26823	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	ARLP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously disclosed in the consent solicitation statement filed by Alliance Resource Partners, L.P. (the “Partnership”) on October 12, 2022, the Partnership solicited written consents from its unitholders to approve a proposed amendment (the “Amendment”) to the Amended and Restated Alliance Coal, LLC 2000 Long-Term Incentive Plan, as amended (the “Plan”), which would, among other things, increase the number of common units available for awards under the Plan from 7,200,000 to 15,500,000. As of 5:00 p.m., Eastern Standard Time, on November 15, 2022, the deadline for unitholders to submit consents, the Partnership received sufficient consents from its unitholders to approve the Amendment. Following unitholder approval, the Amendment became effective on November 15, 2022. The Board of Directors of the Partnership’s general partner had previously approved the Amendment.

The material terms of the Plan and the Amendment are summarized in the Partnership’s consent solicitation statement under the caption “The Plan and Proposed Amendment.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, a copy of which was filed as Appendix A to the consent solicitation statement, and the Amendment, which is filed as Exhibit 10.1 to this report.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In connection with the proposed Amendment, the Company solicited consents (the “Consent Solicitation”) from its Unitholders for approval of the increase of common units available for awards under the Plan. The final results of the Consent Solicitation are set forth below:

1.

Proposal to approve an amendment to the Amended and Restated Alliance Coal, LLC 2000 Long-Term Incentive Plan, as amended (the “Plan”) to increase the number of common units available for awards under the Plan by 8,300,000 to an aggregate of 15,500,000 common units.

Number of Units
For	71,908,924
Against	3,099,409
Abstain	438,901
Broker Non-Votes	0

The votes in favor of the Amendment represent approximately 56.5% of the Partnership’s outstanding units and approximately 95.3% of the total votes received (consisting of the votes for or against the Amendment and abstentions).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
10.1	Sixth Amendment to the Amended and Restated Alliance Coal, LLC 2000 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President, Chief Executive Officer
and Chairman

Date: November 18, 2022

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